UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 7, 2021

TPG RE FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-38156	36-4796967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 Seventh Avenue, 35th Floor, New York, New York 10106

(Address of principal executive offices) (Zip code)

(212) 601-7400

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRTX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 7, 2021, TPG RE Finance Trust, Inc.’s (the “Company”) wholly-owned subsidiary, TPG RE Finance Trust Holdco, LLC (“Holdco”), entered into amendments (the “Amendments”) to the following guaranty agreements:

•	Amended and Restated Guarantee Agreement, dated as of May 4, 2018, made by and between Holdco and Wells Fargo Bank, National Association, as amended (the “Wells Fargo Guarantee”);

•	Amended and Restated Guaranty, dated as of May 4, 2018, made by and between Holdco in favor of Morgan Stanley Bank, N.A., as amended (the “Morgan Stanley Guaranty”);

•	Amended and Restated Guarantee Agreement, dated as of May 4, 2018, made by and between Holdco and JPMorgan Chase Bank, National Association, as amended (the “JPMorgan Guarantee”);

•	Amended and Restated Guarantee Agreement, dated as of May 4, 2018, made by and between Holdco and Goldman Sachs Bank USA, as amended (the “Goldman Guarantee”);

•	Amended and Restated Limited Guaranty, dated as of May 4, 2018, made and entered into by and between Holdco and U.S. Bank National Association, as amended (the “U.S. Bank Guaranty”);

•	Guaranty, dated as of August 13, 2019, made by Holdco for the benefit of Barclays Bank PLC, as amended (the “Barclays Guaranty”); and

•

Amended and Restated Guaranty, dated as of May 4, 2018, made by Holdco in favor of Bank of America, N.A., as amended (the “Bank of America Guaranty” and, together with the Wells Fargo Guarantee, the Morgan Stanley Guaranty, the JPMorgan Guarantee, the Goldman Guarantee, the U.S. Bank Guaranty and the Barclays Guaranty, the “Guarantees”).

Prior to entering into the Amendments, the Guarantees generally required Holdco to maintain compliance with the following financial covenants (among others):

•	Tangible Net Worth: maintenance of minimum tangible net worth of at least $1.1 billion, plus 75% of all subsequent equity issuances (net of discounts, commissions, expense);

•	Debt to Equity: maintenance of a debt to equity ratio not to exceed 3.5 to 1.0;

•	Interest Coverage: maintenance of a minimum interest coverage ratio (EBITDA to interest expense) of no less than 1.5 to 1.0; and

•	Minimum Liquidity: maintenance of minimum liquidity of the greater of $10 million or 5% of recourse indebtedness.

The Amendments now require Holdco to maintain compliance with the following financial covenants (among others):

•

Tangible Net Worth: maintenance of minimum tangible net worth of at least $1.0 billion, plus 75% of all subsequent equity issuances (net of discounts, commissions, expenses), minus 75% of the redeemed or repurchased preferred or redeemable equity or stock;

•	Debt to Equity: maintenance of a debt to equity ratio not to exceed 4.25 to 1.0;

•	Interest Coverage: maintenance of a minimum interest coverage ratio (EBITDA to interest expense) of no less than 1.5 to 1.0; and

•	Minimum Liquidity: maintenance of minimum liquidity of the greater of $15 million or 5% of recourse indebtedness.

The foregoing description of the Amendments is not complete and is qualified in its entirety by reference to the full text of the Amendments, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the Company’s proposed public offering of its Series C Cumulative Redeemable Preferred Stock, the Company today announced the following recent developments:

Since March 31, 2021, the Company has closed seven loans with an aggregate commitment amount of $548.5 million and an aggregate initial funding of $429.5 million. The property type concentrations, measured by commitment amount, of these loans are as follows: office 48% (of which 39% is life sciences related); multifamily 45%; and mixed-use 7%. Additionally, since March 31, 2021, the Company has received full repayment of one office loan with a total loan commitment of $79.4 million and unpaid principal balance of $78.8 million.

The Company currently has signed term sheets for five loans representing $496.2 million of anticipated loan commitments. The Company is currently conducting its underwriting process and negotiating definitive loan documents for each of these five potential loan investments. These five potential loans remain subject to satisfactory completion of the Company’s underwriting process and due diligence, definitive documentation and final approval by the Investment Review Committee of the Company’s external manager. As a result, no assurance can be given that any of these five potential loans will close on the anticipated terms or at all.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the investments of the Company; the ultimate geographic spread, severity and duration of pandemics such as the outbreak of novel coronavirus (“COVID-19”), actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the Company’s ability to originate loans that are in the pipeline and under evaluation by the Company; and financing needs and arrangements. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. The ability of the Company to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. You are cautioned not to place undue reliance on these forward-looking statements, which reflect the Company’s views only as of the date of this Current Report on Form 8-K. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements appearing in this Current Report on Form 8-K. The Company does not undertake any obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	Second Amendment to Amended and Restated Guarantee Agreement, dated as of June 7, 2021, made by and between TPG RE Finance Trust Holdco, LLC and Wells Fargo Bank, National Association

10.2	Second Amendment to Amended and Restated Guaranty, dated as of June 7, 2021, made by and between TPG RE Finance Trust Holdco, LLC in favor of Morgan Stanley Bank, N.A.

10.3	Second Amendment to Amended and Restated Guarantee Agreement, dated as of June 7, 2021, made by and between TPG RE Finance Trust Holdco, LLC and JPMorgan Chase Bank, National Association

10.4	Second Amendment to Amended and Restated Guarantee Agreement, dated as of June 7, 2021, made by and between TPG RE Finance Trust Holdco, LLC and Goldman Sachs Bank USA

10.5	Second Amendment to Amended and Restated Limited Guaranty, dated as of June 7, 2021, made and entered into by and between TPG RE Finance Trust Holdco, LLC and U.S. Bank National Association

10.6	Second Amendment to Guaranty, dated as of June 7, 2021, made by TPG RE Finance Trust Holdco, LLC for the benefit of Barclays Bank PLC

10.7	Second Amendment to Amended and Restated Guaranty, dated as of June 7, 2021, made by TPG RE Finance Trust Holdco, LLC in favor of Bank of America, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG RE FINANCE TRUST, INC.

By:	/s/ Robert Foley
Robert Foley
Chief Financial Officer

Dated: June 7, 2021

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